Business Combination	6 Months Ended
Jun. 30, 2021
Disclosure of contingent liabilities in business combination [text block] [Abstract]
BUSINESS COMBINATION
3.	BUSINESS COMBINATION

On the February 4, 2021, the Company announced the acquisition of a majority stake in information security consultants Handshake Networking Ltd (“Handshake”), a Hong Kong-based company specializing in penetration testing. A total of 43,700 shares were issued and valued at $7.50 per share in consideration for 51% of Handshake.

Accordingly, the acquisition has been accounted for in accordance with IFRS 3 guidelines, whereby the Company recognized the assets and liabilities of Handshake transferred at their carrying amounts with a carry-over basis.

The following represents the purchase price allocation at the dates of the acquisition:

March 25, 2021
Cash and cash equivalents	$24,276
Other current assets	32,250
Current liabilities	(58,297)
Goodwill	329,534
Total purchase price	$327,763